Note 14 - Income Tax - Reconciliation of Provision for Income Taxes (Details) - CAD ($) $ in Thousands	12 Months Ended
	Nov. 30, 2024	Nov. 30, 2023
Statement Line Items [Line Items]
Net loss for the year	$ (25,247)	$ (25,549)
Canadian statutory income tax rate	27.00%	27.00%
Expected tax recovery	$ (6,817)	$ (6,898)
Non-deductible permanent differences	1,645	2,392
Future withholding taxes	240	0
Change in unrecognized deferred tax assets	7,364	8,982
Other	(332)	424
Tax expense for the year	$ 2,100	$ 4,900